McGraw-Hill Global Education (MHGE) High Yield Investor Presentation July 2014

This presentation includes statements that are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results of operations, financial condition and liquidity or developments may not be indicative of results or developments in subsequent periods. Any forward-looking statements we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Non-GAAP Financial Measures Certain historical financial information included herein, including EBITDA, Pre-Plate Adjusted Cash EBITDA and Post-Plate Adjusted Cash EBITDA, are not presentations made in accordance with U.S. GAAP, and use of the terms EBITDA, Pre-Plate Adjusted Cash EBITDA and Post-Plate Adjusted Cash EBITDA varies from others in the same industry. Non-GAAP financial measures should not be considered as alternatives to income from continuing operations, income from operations or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of liquidity. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of results as reported under U.S. GAAP. This presentation includes a reconciliation of certain non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP. Disclosure 2

Agenda Company Overview Q&A David Levin, CEO Key Investment Highlights David Levin, CEO / Patrick Milano, CFO & CAO Conclusion David Levin, CEO 3

Company Overview 4

 Mr. Levin was appointed CEO of the Company as MHGE continues its transformation as a leader in digital learning and growth as a standalone, global company  Experience in leading public and private media and technology companies − Track record of successfully leading a digital transformation in his prior role at UBM − Extensive global experience (previously domiciled in London) will be instrumental in driving MHGE International growth  Previous CEO of UBM, a ~$3.6 billion enterprise value publicly traded global media company headquartered in London that trades at ~11x LTM 12/31/13 EBITDA − Reoriented UBM’s business mix toward emerging markets while growing its U.S. revenues, shifted UBM’s business models away from print and toward live events and online communities, and realigned the corporate portfolio through strategic tuck-in acquisitions  Previous CEO of Symbian Software and Psion PLC; previous COO and Finance Director of Euromoney Institutional Investor PLC; previous non-executive on the Finance Committee of the Oxford University Press  Former CEO Lloyd G. “Buzz” Waterhouse remains on MHGE’s board of directors as well as a co-investor Leadership Update Note: UBM enterprise value calculated based on £2.1 billion at conversion rate of $1.7/£1. 5

# MHGE Business Overview

McGraw Hill Education

- Leading global provider of educational materials and learning solutions targeting higher education, professional learning and information markets globally for over a century
- Marquee products containing proprietary and exclusive content distributed in over 60 languages across over 150 countries to users including students, instructors, professionals and institutions
- Leading portfolio of high value-add digital learning solutions have demonstrated double-digit YoY growth and strong market shares

**MHGE**

| | Higher Education | Professional | International |
|---|---|---|---|
| **Description** | ▪ Leading provider of instructional content, adaptive learning and digital and print learning solutions to post-secondary students in the U.S. | ▪ Leading provider of instructional content and subscription-based information services for professionals and education / test prep communities | ▪ Serves the rapidly growing post-secondary, professional and primary education markets outside the U.S.<br>▪ Leverages the Company's global scale, brand recognition and extensive high-quality product portfolio |
| **Cash Revenue** | ▪ LTM 3/31/14 $826 million<br>– 64% of total | ▪ LTM 3/31/14 $121 million<br>– 9% of total | ▪ LTM 3/31/14 $345 million<br>– 27% of total |
| **Segment Post-Plate Adj. Cash EBITDA (1) (2)** | ▪ $282 million<br>– 79% of total | ▪ $31 million<br>– 9% of total | ▪ $42 million<br>– 12% of total |
| **EBITDA Margin (1)** | ▪ 34.1% | ▪ 25.6% | ▪ 12.1% |

Note: Higher Ed. includes applicable SAB 101 adjustments.
(1) Post-Plate Adj. Cash EBITDA and Post-Plate Adj. Cash EBITDA margins refer to LTM 3/31/14.
(2) Segment Post-Plate Adj. Cash EBITDA excludes adjustments included in total Post-Plate Adj. Cash EBITDA for Pre-acquisition ALEKS Post-Plate Adj. EBITDA and cost savings for initiatives identified that will be implemented. See "Appendix – EBITDA Reconciliation" for further details.

6

Key Investment Highlights 7

Key Investment Highlights Digital Products Driving Growth and Share Gains 3 Highly Talented Senior Management Team 2 International Repositioning 4 Strong Financial Performance and Free Cash Flow Generation 6 Well Supported Capital Structure 1 Execution on Cost Savings Plan 5 8

# Key Investment Highlights

## *Significant Progress Made Since the LBO*

McGraw Hill Education

| | At Time of Acquisition | Progress Since Acquisition |
|---|---|---|
| **Capital Structure & Liquidity** | ▪ Closing net leverage of 4.1x<br>▪ FY2012 Post-Plate Adj. Cash EBITDA of $378 million | ▪ Current net leverage 3.4x as a result of optional term loan prepayments and EBITDA growth<br>– Deleveraged by 0.7x in the twelve months from March 2013 to March 2014<br>– Pro forma leverage in line with closing leverage at LBO<br>▪ LTM 3/31/14 Post-Plate Adj. Cash EBITDA of $394 million<br>▪ Undrawn $240 million revolver and $156 million of cash on the balance sheet as of 3/31/14 provide a strong liquidity position<br>– ~$100 million more of liquidity now than at the time of the acquisition |
| **Strong Leadership Team** | ▪ Experienced team with 19 years average experience in education industry<br>▪ Key leaders (CEO, CFO, Chief Digital Officer, Treasurer) were recent additions and share Apollo's long-term vision for the business<br>▪ Apollo identified potential management additions during due diligence | ▪ Dramatically improved the management team including hiring David Levin as the new CEO<br>– Mr. Levin previously ran UBM, where he successfully led a digital transformation and expanded the international platform<br>▪ Several new senior level management appointees to strengthen the leadership team |
| **Rapidly Growing Digital Portfolio** | ▪ Poised to capitalize on the transition to digital learning with a leading portfolio of high-growth, high-margin digital solutions well positioned relative to competitors<br>▪ Quality of digital offerings<br>– Compelling opportunity to capture market share over time<br>▪ Desire to bolster digital portfolio by enhancing in-house capabilities and through strategic tuck-in acquisitions | ▪ Digital cash revenues grew at a 23% CAGR from 2011 to LTM 3/31/14<br>▪ Higher Ed cash revenues now 34% digital in LTM 3/31/14 and 2013, up from 29% in 2012, and 22% in 2011<br>– Digital comprised 45% of Higher Ed cash revenues for Q1 2014<br>▪ 3rd party data indicates Higher Ed gained 90 bps of market share in 2013(1)<br>▪ Built out Digital Platform Group (600 professionals) headed by Stephen Laster<br>▪ Acquired ALEKS in August 2013 and Area9 in February 2014<br>– The combination of these acquisition provides MHGE with full control over its core digital learning technologies<br>▪ Strong growth in digital platform usage with a 26% increase in *Connect* student activations and a 45% increase in *LearnSmart* active users from 2012 to 2013 |

(1) Source: Management Practices, Inc.

9

# Key Investment Highlights Overview

## *Significant Progress Made Since the LBO (continued)*

| | At Time of Acquisition | Progress Since Acquisition |
|---|---|---|
| **International Repositioning** | ▪ Growing market in international for educational materials<br>▪ Organizational issues and lack of talent<br>▪ Inefficiencies depressing margins | ▪ International restructuring completed<br>– New CEO and CFO hired<br>– Management team has been replaced – regional heads, CMO, CPO<br>– Cost take-out completed, benefits beginning to be realized<br>▪ Product rationalization and assessment of geographic focus complete |
| **Significant Cost Savings Opportunity** | ▪ Large inefficiencies identified that validated a compelling cost-savings opportunity<br>▪ Savings levers across the cost structure and balance sheet | ▪ Already actioned $60 million of run-rate savings, with $89 million total planned through 2015<br>▪ Cost savings impact to P&L moderate to date due to timing, creating future upside and ability to bolster investment in digital ecosystem |
| **Strong Financial Performance and Free Cash Flow** | ▪ Post-Plate Adj. Cash EBITDA margins of 30%<br>▪ Low non-plate capex requirements of less than 1% of sales<br>▪ De-minimis domestic cash taxes expected through 2015<br>▪ Favorable working capital dynamics due to transition to digital and management's efficiency initiatives | ▪ LTM 3/31/14 Post-Plate Adj. Cash EBITDA of $394 million<br>▪ Unlevered free cash flow in excess of $350 million during the first twelve months between LBO and 3/31/14[(1)]<br>▪ Strong business performance and cash flow generation allowed MHGE to pay down $151 million of debt on an optional basis and deleverage from 4.1x of net debt to 3.4x of net debt |

(1) Unlevered free cash flow is based on Post-Plate Adj. Cash EBITDA, excluding Pre-acquisition ALEKS Post-Plate Adj. EBITDA and cost savings for initiatives identified that will be implemented. See "Unlevered Free Cash Flow" on page 31.

10

# Well Supported Capital Structure

## *Capital structure is well supported and improved since LBO*

**Capital Structure Metrics**



Post-Plate Adj. Cash EBITDA
$378
$394
At LBO 3/22/13[(1)]
3/31/14
Post-Plate Leverage
4.1x
4.4x[(2)]
3.4x
At LBO 3/22/13
PF 3/31/14
Liquidity
$294
$396
At LBO 3/22/13
PF 3/31/14
OpCo Bond Trading Levels
99
114
Priced 3/15/13
Current pricing as of 7/11/14
Cash Balance
$89
$156
At LBO 3/22/13
3/31/14

(1) LTM 12/31/12.
(2) Leverage level pro forma for this Transaction.

- **Strong progress made thus far to strengthen the capital structure**
  - In the first year post closing, MHGE generated $371 million of unlevered free cash flow[(3)]
  - Post-Plate Adjusted Cash EBITDA grew from $378 million for FY 2012 to $394 million for LTM 3/31/14 with gains from key initiatives including cost savings improvements and the ongoing transformation from a print to digital platform, partially offset by declines in international profitability
  - Strong performance and cash flow generation allowed MHGE to pay down $151 million of debt on an optional basis and deleverage from 4.1x of net debt to 3.4x of net debt
    - Deleveraged by 0.7x in the twelve months from March 2013 closing to March 2014
  - Recent repricing in March 2014 was well received by the market and allowed MHGE to reduce the term loan interest rate by 325bps
    - Repricing resulted in $26 million of annual cash interest savings
  - MHGE's OpCo Notes trading levels are currently priced at 114, in part reflecting the market's view of the Company's achievements to date
- **Pro forma capital structure is highly sustainable**
  - Pro forma leverage in line with closing leverage at LBO
  - Pro forma liquidity position ~$100 million higher than at LBO close

(3) Unlevered free cash flow is based on Post-Plate Adj. Cash EBITDA, excluding Pre-acquisition ALEKS Post-Plate Adj. EBITDA and cost savings for initiatives identified that will be implemented. See "Unlevered Free Cash Flow" on page 31.

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Annual incentive and equity participation plans for management have been redesigned to focus on EBITDA and cash flow goals Highly Talented Senior Management Team Bolstered team since the LBO  Mr. Levin appointed CEO as MHGE continues its transformation as a leader in digital learning and growth as a standalone, global company Philip Ruppel President Professional Brian Kibby President Higher Education Patrick Milano CFO & CAO Corporate Leadership Platform Leadership David Levin President & CEO MHGE Stephen Laster Chief Digital Officer 2 Mark Dorman President International 12

13 Confidential 3 Digital Products Driving Growth and Share Gains Reimagine Learning: Digital Learning Ecosystem DPG developed a framework called The McGraw- Hill Education Digital Learning Ecosystem for our digital development and market offerings  Go to market in an easy to use, integrated, open, extensible, data-driven and data-aware platform  Own the platform technologies that touch both the educator and learner and create sustainable value  Shift content and course development from book- centric to digital first and modular  Enable personalized learning via adaptive and data-aware/data-generating learning interactions  Compete on the basis of outcomes and ease of use  License and implement enabling technology for enhanced MHE web footprint and commerce capabilities Established the Digital Platform Group (“DPG”) – a world class internal digital development capability  Over 600 technical product managers, engineers and learning technologists  Headquartered in Boston Innovation Center  Designed, built and shipped new products such as SmartBook, new releases of Connect and enhancements of Connect and LearnSmart  Acquired and integrated ALEKS and Area9 product and engineering organization Between DPG and the acquisitions of ALEKS and Area9, we now own and control all of our key technology solutions with a best-in-class team focused on ongoing product innovation 13

# Digital Products Driving Growth and Share Gains

*Reimagine Learning: Digital Learning Ecosystem*

McGraw Hill Education

## The McGraw-Hill Education Digital Learning Ecosystem

| Author | Aggregate | Align | Assemble | Access | Assess | Adapt | Analyze |
|---|---|---|---|---|---|---|---|
| Premium Content | Multiple Repositories | Standards & Taxonomies | Syllabus + User Content | Direct + In LMS + Mobile | Assessment + Proctoring | Per Student + Per Asset | Behavior + Performance |

- **Author** – Licensed and extending Inkling Habitat to create data aware and data generating compound learning objects (CLO)
- **Aggregate –** Developing MHE CLO repository
- **Align –** Implementing multi-dimensional learning and business CLO taxonomies
  - Embracing and implementing IMS Global educational interoperability standards
- **Assemble –** Developing and enhancing MHE CLO player and Smart Book 3.0
- **Access –** Implementing a tablet-first user experience for *Connect* users
- **Assess –** Developing an informal classroom assessment portal as an extension of Engrade
- **Adapt –** Acquired and deeply integrating Area9 and ALEKS
- **Analyze –** Building integrated data analytics - *Connect Insight* and *Engrade Insight*

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Digital Platform Usage  MHGE Higher Education closely tracks digital usage metrics, which serve as leading indicators of future revenue growth − Include number of active users and number of assignments created by professors then submitted by students through Connect platform  KPI’s are increasing faster than revenues, indicating increased usage per student / usage per professor  As digital usage increases, it becomes more integrated into the classroom experience for both students and professors  Integration increases sell-through and stickiness in future semesters  Currently, add-ons such as LearnSmart are included within the Connect platform − These can be decoupled and sold directly to students to address specific learning needs and drive long-term digital growth Digital Products Driving Growth and Share Gains Continued significant growth in digital since the LBO 2013 vs 2012 Core Digital Platform – Connect: Student Activations 2.7 mm 26% Instructor Assignment Creations 8.5 mm 155% Student Assignment Submissions 63.6 mm 59% Adaptive Learning Platform – LearnSmart: Active Users 1.5 mm 45% + + + + ($ in millions) Connect is MHGE Higher Education’s proprietary high-value digital learning platform (homework help + interactive adaptations / simulations + remote lecturing + assessment tools). It is typically accompanied by our artificial intelligence-based adaptive learning software LearnSmart or ALEKS and sold standalone or bundled eBook or print books ’09- LTM 3/31/14 CAGR 31% 3% 26% 80% 3 14 43 89 127 161 169 19 24 31 38 45 50 58 64 65 64 68 66 $91 $131 $185 $229 $274 $285 2009 2010 2011 2012 2013 LTM 3/13/14 Connect eBooks Other Digital MHGE Higher Education Digital Cash Revenue 15

# Digital Products Driving Growth and Share Gains

## *MHGE Higher Education digital led share gain in 2013*

- Higher education instructional content sector historically a stable, consolidated market with top three competitors holding ~75% of addressable market share[1]
  - Highly fragmented customer base, as products are marketed to thousands of individual professors while professor adoptions are driven by pedagogy-based decisions
  - Well established brand equity developed over 100 year history
  - Longstanding sales force relationships with individual professors who often reorder the same author
  - Proprietary content developed over decades through long-term, exclusive relationships with leading authors
  - Leading portfolio of digital solutions focused on adaptive and personalized learning
  - Upstart, VC-backed entrants have had very little success in penetrating the market given these barriers to entry
- MHGE Higher Education gained 90 basis points of market share in 2013

(1) Management Information Resources report commissioned through 2011.

**MHGE Higher Education $ Market Share Per MPI (2010 – 2013)**


+90 bps
18.4%
19.1%
19.1%
20.0%
2010
2011
2012
2013

Source: Management Practices, Inc.

**Digital transition creating unique "land grab" opportunity for MHGE Higher Education to capture market share, as professors adopt the most impactful and robust digital solutions**

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Illustrative MHGE Cumulative Revenue, Print vs. Digital Editions at a Single Course with 100 Students Learning companies market capture Print 90% 65% 55% 45% 30% 25% 90% 65% 55% 45% 30% 25% Digital 90% 90% 90% 90% 90% 90% 90% 90% 90% 90% 90% 90% $10 $16 $22 $27 $30 $33 $42 $49 $55 $60 $63 $66 $9 $17 $26 $35 $44 $52 $61 $70 $79 $87 $96 $105 1 2 3 4 5 6 7 8 9 10 11 12 Cumulative Print Book Sales Cumulative Digital Solution Sales  Digital learning solutions result in significantly higher profit per six-semester publishing cycle relative to print. Although the unit gross profit of a printed book exceeds that of digital learning solutions, the sell through rates on digital learning solutions are vastly higher because they preclude resale to the used and rental markets Source: Management. Note: Based on Company experience, 90% figure for digital sales in chart above assumes (1) 90% adoption of the entire suite of digital solutions and (2) 90% of all students must participate through digital solutions to receive a course grade. Prices above reflect current market prices for eBooks and digital solutions. ($ in thousands) First edition Second edition Semester:  Semester 1: Majority of books are new given the de novo nature of the edition  Subsequent semesters: Readily available used and rental alternatives  All students purchase new eBooks each semester. Students may not resell upon semester completion leading to limited rental and used availability  Digital solutions are bundled with eBooks, further magnifying the gross profit per semester Digital Products Driving Growth and Share Gains Superior digital product economics through increased sell-through 3 All-Print Example All-Digital Example 17

# 3 Digital Products Driving Growth and Share Gains

## *Bolstered leadership in adaptive – ALEKS and Area9*

McGraw Hill Education

**ALEKS®**

- ALEKS acquired for $104 million
  - Pre-acquisition, long-term royalty-based partnership
  - Post-acquisition, MHGE entered into a reseller agreement with MHSE for K-12 markets
- **100% digital, rapidly growing adaptive math program for K – college level courses**
  - **Proprietary artificial intelligence technology developed over the last 20 years**
  - **Specializes in developmental math, a discipline that has very favorable tailwinds due to growing need to remediate at-risk students**
- Math is the largest single subject in the higher education market

**LearnSmart™**

**SMARTBOOK™**

- Acquired Area9 for cash and equity
  - 80% of Area9 equity that MHE did not already own
  - Pre-acquisition royalty based partnership since 2007
- ***LearnSmart*** leading adaptive learning tool in higher education with 45% user growth in 2013
  - **3 million total student users since launch in 2009**
  - **Almost 1.5 million users in 2013 alone**
  - **>2 billion questions answered by students using *LearnSmart***
  - **Released *SmartBook*, the first and only adaptive eBook in the market, in 2013 / enhanced 2nd version in January 2014**
- Helps students to efficiently focus study time on topics most challenging to them, resulting in better grades

**These acquisitions solidify our leadership position in adaptive learning**

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 Heavily invested in digital subscription platform, Access, for more than a decade − Provide easily searchable and customizable digital content integrated with dynamic and functional workflow tools  Products sold on a recurring subscription basis (~95% retention rate) into clinical medical and technical markets worldwide, with over 2,000 institutional customers  Features world-renowned content and brands including Harrison’s Principles of Internal Medicine and leverages massive content database of hundreds of thousands of pages of XML-tagged expert clinical content and images  Next-gen product Clinical Access has been launched through existing customer base of >1,000 institutional customers in more than 50 countries around the world 3 Digital Products Driving Growth and Share Gains MHGE Professional digital innovation 19

International Repositioning Driving Future Revenue Growth and Margin Expansion  New International management team has begun to implement a set of key strategic priorities to effectively guide the business’ operational restructuring Simplified Organization Structure and Operating Model Greater Business Line Focus for Growth Strengthening of Capabilities and Key Talent 1 2 3  Upgrade of regional leadership  Stronger general managers  New centers of excellence with: CFO, Chief Product Officer, CMO  Consolidation of regional operating entities and intensified focus on key geographies: – Mature Markets – Emerging Markets A. Restructure & Right-size  Six primary regions impacted B. Divest value dilutive assets  Non-strategic Assets  Value dilutive assets C. Drive revenue growth  Utilize existing assets – Leverage and expand current product portfolio and accelerate digitization  Streamline product development capability  Align support systems and consolidate platforms  Accelerate profitable growth – Enter and grow revenue in key emerging markets: Brazil, China, Mexico and India Step 1 completed and currently working toward step 2 4 20

# 5 Execution on Cost Savings Plan

*Estimates exceed expectations at the time of the LBO*

**Capitalized on significant cost savings and identified incremental opportunities for future savings**

- $60 million of actioned(1) run-rate savings to date
- $89 million planned through 2015, in addition to actioned run-rate savings
- $25 million of savings have been realized to date with the rest of the benefits realized in future years

**Cost savings actioned to date include:**

- Process optimization and organizational rationalization worth $19.4 million
- Vendor pricing improvement opportunities worth $12.9 million
- Headcount reduction opportunities worth $9.1 million
- Outsourcing opportunities worth $7.4 million
- IT project portfolio optimization opportunities worth $6.1 million
- Warehouse/office footprint rationalization of $5.4 million

**3 Year Run-Rate Savings Plan**


($ in millions)
$60MM Actioned to date
$44
$44
$72
$28
$44
$89
$17
$28
$44
2013
2014
2015
2013 Incremental
2014 Incremental
2015 Incremental

**Realized P&L Savings Plan (2)**


($ in millions)
$25MM Realized to date
$18
$49
$70
2013
2014
2015

**Actioned cost savings will greatly benefit 2014 and 2015**

(1) Actioned savings means that the actions to achieve those savings have already occurred, (such as closing a warehouse, outsourcing a department, renegotiating a contract, etc.) even though the savings might not yet be flowing through the full P&L period referenced.
(2) These bars represent the cumulative amount of savings actually flowing through the P&L in the period referenced.

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304 277 279 282 28 30 32 31 51 47 42 42 $383 $354 $354 $355 2011 2012 2013 LTM 3/31/14 Higher Education Professional International ($ in millions) Annual Post-Plate Adj. Cash EBITDA Annual Cash Revenue Strong Financial Performance and Free Cash Flow Cash EBITDA has grown since the LBO 822 780 811 826 131 128 125 121 403 372 355 345 $1,356 $1,280 $1,291 $1,292 2011 2012 2013 LTM 3/31/14 ($ in millions) (1) Excludes adjustments for pre-acquisition ALEKS Post-Plate Adj. EBITDA and cost savings for initiatives identified that will be implemented. See “Appendix – EBITDA Reconciliation” for further details. 6 $401 $394$378 (1) (1) (1) 22

# Strong Financial Performance and Free Cash Flow

*Early results from 2014 meeting expectations*

McGraw Hill Education

**Q1 Cash Revenue**

($ in millions)



$186
$187
Q1 2013
Q1 2014

**Q1 Post-Plate Adj. Cash EBITDA[1]**

($ in millions)



($13)
($12)
Q1 2013
Q1 2014

(1) Excludes adjustments for pre-acquisition ALEKS Post-Plate Adj. EBITDA and cost savings for initiatives that will be implemented.

**Comments**

- **Q1 financial overview**
  - Typically, Q1 Cash Revenue is the seasonal low and represents <15% of full-year revenue
  - Typically, approximately 70% of full-year Cash Revenue is earned in the second half of the year as a result of the back-to-school season
  - Cash EBITDA in Q1 is a seasonal loss as a result of seasonally low revenues and higher selling costs from increased spring season opportunities
- **MHGE Higher Education (~62% of Q1 Revenue)**
  - Cash Revenue growth of 15% YoY was driven by strong Digital (26%) and Traditional Print (25%) growth offset by declines in Custom Print
  - Digital now accounts for 45% of the Higher Ed business in Q1, up from 41% in Q1 2013 and 31% in Q1 2012
- **MHGE Professional (~13% of Q1 Revenue)**
  - Cash Revenue declined 15% in Q1 primarily due to the timing of subscription renewals; the shortfall in Q1 is expected to be offset by performance during the remainder of the year
- **MHGE International (~26% of Q1 Revenue)**
  - Cash Revenue declined 17% in Q1
  - The Company made the strategic decision to end certain customer relationships, including a poorly performing and unprofitable distributor relationship in Asia, and discontinue unprofitable sales, including medical titles in Latin America
    - Cash Revenue traditional print declines offset by significant growth in digital
- **Post-Plate Adjusted Cash EBITDA**
  - Post-Plate Adjusted Cash EBITDA improved in Q1 2014 due to continued focus on cost curtailment and the realization of actioned cost savings during the period

**Early results from 2014 meeting expectations for growth on 2013's strong performance**

- Selling season progressing well
- Higher Ed market is growing – Industry net sales per MPI up 3.1% May YTD and 1.4% May LTM
- Continued taking share in Higher Ed through May

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# Strong Financial Performance and Free Cash Flow

*Revenue growth led by digital*

## Cash Revenue Detail by Component

| ($ in Millions) | Full Year Digital Cash Revenue | | | | | Full Year Custom Cash Revenue | | | | | Full Year Traditional Cash Revenue | | | | | Full Year Total Cash Revenue | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | LTM | % Δ | | | | LTM | % Δ | | | | LTM | % Δ | | | | LTM | % Δ | |
| | 2012A | 2013A | 3/31/14 | *2012A* | *2013A* | 2012A | 2013A | 3/31/14 | *2012A* | *2013A* | 2012A | 2013A | 3/31/14 | *2012A* | *2013A* | 2012A | 2013A | 3/31/14 | *2012A* | *2013A* |
| ***Cash Revenue*** | | | | | | | | | | | | | | | | | | | | |
| Higher Ed | $229 | $274 | $285 | 19.1% | 16.2% | $186 | $226 | $220 | 14.5% | (10.2%) | $365 | $311 | $321 | (9.7%) | 14.3% | $780 | $811 | $826 | 4.8% | 7.6% |
| Professional | 48 | 52 | 51 | 4.4% | (13.5%) | 0 | 0 | 0 | N/C | N/C | 80 | 73 | 70 | (9.8%) | (12.2%) | 128 | 125 | 121 | (4.4%) | (12.7%) |
| International | 14 | 25 | 26 | 67.0% | 26.7% | 0 | 0 | 0 | N/C | N/C | 359 | 330 | 318 | (9.1%) | (13.5%) | 372 | 355 | 345 | (6.0%) | (10.8%) |
| **Total MHGE** | **$291** | **$351** | **$362** | **19.1%** | **12.1%** | **$186** | **$226** | **$220** | **14.5%** | **(10.2%)** | **$804** | **$714** | **$710** | **(9.4%)** | **(1.9%)** | **$1,280** | **$1,291** | **$1,292** | **0.7%** | **0.2%** |

Note: Percent change reflects LTM 3/31/14 CAGR over reference period.

## Total Higher Education Cash Revenue Composition



Digital
Traditional
Custom
FY 2012
24%
29%
47%
FY 2013
28%
34%
38%
LTM 3/31/14
27%
34%
39%
Q1 2012
14%
31%
55%
Q1 2013
17%
41%
42%
Q1 2014
10%
45%
46%

Note: Figures are on cash basis inclusive of actual returns but exclude purchase accounting adjustments detailed in the Appendix. Accrued returns are reflected in traditional revenue. Digital revenue includes $1.5M related to the ALEKS acquisition in 2014.

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9% 81% 10% 34% 39% 27% MHGE Higher Education Cash Revenue Mix MHGE Higher Education Digital & Custom Print Cash Revenue Growth 61 91 131 185 229 274 285 71 92 104 153 186 226 220 $132 $183 $235 $338 $415 $500 $505 19% 24% 29% 41% 53% 62% 61% 2008 2009 2010 2011 2012 2013 LTM 3/31/14 Custom Print Cash Revenue Digital Cash Revenue Digital & Custom % of Higher Ed Cash Revenue Strong Financial Performance and Free Cash Flow Digital and Custom growth disintermediate used and rental  MHGE Higher Education has grown its digital and custom print cash revenue composition from 19% in 2008 to 61% in LTM 3/31/14 − Traditional print down to 39% of the business  Digital products represent 34% of MHGE Higher Education cash revenues for the twelve month period ended March 31, 2014 ($ in millions) 6 LTM 3/31/14 2008 Leveraging the robust MHGE digital platform, digital revenues continue to be a growing portion of Higher Education revenue Digital CustomTraditional 25

# Strong Financial Performance and Free Cash Flow

*Cash Flow generation has been strong*

## Unlevered Free Cash Flow Summary(1)

| | LTM 3/31/14 | Comments |
|---|---|---|
| **Post-Plate Adj. Cash EBITDA** | **$394** | |
| (Less): LTM Implemented and Identified Cost Savings | (41) | |
| (Less): ALEKS acquisition | 2 | |
| **Post-Plate Adj. Cash EBITDA** *(excl pre-acq ALEKS and identified cost savings)* (2) | **$355** | |
| (Less): Non-Plate Capex | (8) | Minimal non-plate capex of less than 1% of cash revenue |
| (Less): Cash Taxes | (13) | Tax efficiency from asset step-up |
| Plus / (Less): Change in Working Cap. (excl. def.) | 37 | Benefit from 2013 efficiency initiatives and ongoing shift to asset light digital products |
| **Levered Free Cash Flow** | **$371** | |

## Cumulative Unlevered Free Cash Flow(3)

($ in million)



$360
$645
$1,025
2011
2012
2013

(1) Excludes working capital impact of Area9, one-time costs incurred, acquisition payments and $38 million cash inflow related to McGraw-Hill School Education prepayment of ALEKS royalties and exclusivity.

(2) Excludes adjustments for pre-acquisition ALEKS post-plate adjusted EBITDA and cost savings for initiatives implemented or identified that will be implemented. See "EBITDA Reconciliation."

(3) Unlevered free cash flow = Post-Plate Adj. Cash EBITDA – non-plate capex – change in working capital – cash taxes (assumed to be zero prior to acquisition from MHC). Excludes one-time costs in addition to cash outflow of $52 million (acquisition payment), cash inflow of $38 million (MHSE pre-payment of royalties and exclusivity for acquisition) related to ALEKS, and deferred projects.

26

Non-Plate Capital Expenditures(1)Plate Investment Post-Plate Adj. Cash EBITDA(1) – Non-Plate Capex(1) Strong Financial Performance and Free Cash Flow Asset-Lite leads to more efficient balance sheet $73 $78 $67 $60 2011 2012 2013 LTM 3/31/14 ($ in millions) ($ in millions) ($ in millions) (1) For purposes of this calculation, Post-Plate Adj. Cash EBITDA excludes adjustments for pre-acquisition ALEKS Post-Plate adjusted EBITDA and cost savings for initiatives implemented or identified. See “EBITDA Reconciliation.” $375 $349 $344 $347 82% 81% 82% 84% 2011 2012 2013 LTM 3/31/14 % of Pre-Plate Adj. Cash EBITDA 6 $8 $5 $9 $9 0.6% 0.4% 0.7% 0.7% 2011 2012 2013 LTM 3/31/14 % of Cash Revenue 27

Conclusion 28

Key Investment Highlights Digital Products Driving Growth and Share Gains 3 Highly Talented Senior Management Team 2 International Repositioning 4 Strong Financial Performance and Free Cash Flow Generation 6 Well Supported Capital Structure 1 Execution on Cost Savings Plan 5 29

Q&A 30

Appendix 31

EBITDA Reconciliation ($ in millions) 32 FY 2011 FY 2012 FY 2013 LTM 3/31/14 Cash Revenue $1,356 $1,280 $1,291 $1,292 Net (loss) income $162 $127 ($88) ($120) Interest expense (income), net (3) (1) 136 175 Income tax (benefit) provision 94 86 (63) (79) Depreciation, amortization and prepublication amortization 98 105 167 189 EBITDA $351 $317 $152 $165 Deferred revenue 21 21 49 44 Purchase accounting – – 141 134 Elimination of corporate overhead 43 58 – – Stand-alone cost savings for implemented initiatives 27 21 – – Cost savings for initiatives identified that will be implemented – 24 42 41 Restructuring charges and headcount reducations 18 24 25 31 Transaction costs – – 28 13 Acquisition costs – – 4 7 Pre-acquisition ALEKS Post-Plate Adjusted Cash EBITDA – – 5 (2) Sponsor fees – – 1 2 Other (4) (10) 21 19 Adjusted EBITDA $456 $456 $467 $454 Prepublication cash costs (73) (78) (67) (60) Post-Plate Adjusted Cash EBITDA $383 $378 $401 $394 A B C H G E D F I J K L

# EBITDA Reconciliation (cont'd)

Mc Graw Hill Education

**A** We receive cash for certain digital products up front but recognize revenue over time. We record a liability for deferred revenue when we receive the cash. This adjustment represents the net effect of converting deferred revenues on digital sales to a cash basis assuming the collection of all receivable balances.

**B** Represents the effects of the application of purchase accounting associated with the acquisition of MHC's educational materials and learning solutions business on March 22, 2013, driven by the step-up of acquired inventory of $141,100. The deferred revenue adjustment recorded as a result of purchase accounting has been considered in the deferred revenue adjustment.

**C** The general corporate allocations represent executive management costs allocated to McGraw Hill Education, LLC by MHC. These costs are not representative of operating the business on a stand-alone basis. Corporate overhead allocations were no longer incurred beginning in the first quarter of 2013.

**D** Represents stand-alone cost savings to reflect our expectation that costs incurred on a stand-alone basis will be lower than costs historically allocated to McGraw-Hill Education, LLC by MHC. These allocations were primarily related to services and expenses including (i) global technology operations and infrastructure; (ii) global real estate occupancy; (iii) employee benefits; and (iv) shared services such as tax, legal, treasury, and finance. Our estimated stand-alone costs are based on assumptions and estimates that we believe are reasonable, but such assumptions and estimates may prove to be inaccurate over time.

**E** Represents the impact of cost savings expected to be realized in the next twelve months attributable to actioned initiatives and those savings we believe will be realized as a result of actions to be taken in the next twelve months, but does not reflect the estimated costs of $23.0 million we expect to incur to implement these savings. These cost savings relate primarily to supply chain initiatives, vendor management, increased utilization of outsourcing arrangements as well as continued streamlining of our operations as a stand-alone entity. Inclusion of the cost savings in this presentation should not be viewed as a representation that we in fact will achieve the cost savings set forth in the table on the prior page.

**F** Represents run-rate cost savings, non-recurring severance and other expenses associated with headcount reductions and other cost savings initiated in 2011, 2012 and 2013 as part of our formal restructuring initiatives to create a flatter and more agile organization.

**G** The amount represents the transaction costs associated with the acquisition of MHC's educational materials and learning solutions business on March 22, 2013.

**H** The amount represents costs associated with acquisitions subsequent to the Founding Transactions.

**I** Represents the acquisition impact of ALEKS.

**J** Represents the $3.5 million of annual management fees payable to the Sponsor.

**K** Includes (i) cash distributions to non-controlling interest holders (excluding special dividends); (ii) the elimination of a $7,488 benefit realized in 2012 as a result of a change in the Company's vacation policy; (iii) non-cash incentive compensation expense recorded directly beginning in the first quarter of 2013; (iv) elimination of non-cash gain of $7,329 in Area9 in the first quarter of 2014; (v) physical separation costs from former parent; and (vi) other adjustments permitted and/or required under the indentures governing MHE's existing notes and the credit agreement governing MHE's senior credit facilities.

**L** Represents cash spent for prepublication costs during the period.

33

EBITDA and Adjusted EBITDA EBITDA, a measure used by management to assess operating performance, is defined as income from continuing operations plus interest, income taxes, depreciation and amortization, including amortization of plate investment. Adjusted EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant compliance under the indenture governing our OpCo notes and/or OpCo’s senior secured credit facilities. Post-Plate Adjusted Cash EBITDA reflects the impact of cash spent for plate investment. Plate investment costs, reflecting the cost of developing education content are capitalized and amortized. These costs are capitalized when the title is expected to generate probable future economic benefits and are amortized upon publication of the title over its estimated useful life of up to six years. Each of the above described EBITDA-based measures is not a recognized term under U.S. GAAP and does not purport to be an alternative to income from continuing operations as a measure of operating performance or to cash flows from operations as a measure of liquidity. Additionally, each such measure is not intended to be a measure of free cash flows available for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Such measures have limitations as analytical tools, and you should not consider any of such measures in isolation or as substitutes for our results as reported under U.S. GAAP. Management compensates for the limitations of using non-GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than U.S. GAAP results alone. Because not all companies use identical calculations, these EBITDA-based measures may not be comparable to other similarly titled measures of other companies. All figures are unaudited. 34

# MHGE Higher Education Overview

- Leading provider of instructional content, adaptive learning and custom solutions for the post-secondary and adult learner markets in the U.S.
  - Instructional materials include high-quality digital and adaptive learning solutions, eBooks, custom solutions, traditional print products, software and other multimedia products across the full spectrum of subjects
- Significant investment to date in an industry leading suite of digital and custom learning solutions
  - Digital solutions focus on homework management and adaptive learning products that personalize the learning experience in real time, based on individual learning patterns
  - Digital cash revenues: 22% CAGR from 2011 to 2013 and comprised ~34% of MHGE Higher Education cash revenue in LTM 3/31/14
  - Custom print cash revenues: Comprise ~27% of cash revenue through LTM 3/31/14
  - Traditional print cash revenues: ~39% of the business, down from ~59% in 2011
- Over 1,500 titles with no single title accounting for more than 2% of cash revenue
- Fragmented customer base and a large sales force that interfaces directly with individual professors

## Cash Revenue

($ in millions)



$822
$780
$811
$826
485
365
311
321
153
186
226
220
185
229
274
285
2011
2012
2013
LTM 3/31/14
Traditional Print & Other
Custom Print
Digital

## Post-Plate Adj. Cash EBITDA[1]

($ in millions)



$304
$277
$279
$282
37%
36%
34%
34%
2011
2012
2013
LTM 3/31/14
Margin

(1) Excludes adjustments for pre-acquisition ALEKS Post-Plate Adj. Cash EBITDA and cost savings for identified initiatives.

## Digital Cash Revenue[2]

($ in millions)



'11-'13 CAGR: 22%
$185
$229
$274
$285
22%
29%
34%
34%
2011
2012
2013
LTM 3/31/14
% of Higher Ed Cash Revenue

## LTM 3/31/14 Cash Revenue Mix



Traditional Print 39%
Digital 34%
Custom Print 27%

Note: Higher Education figures includes applicable SAB 101 adjustments.

(2) Figures include digital and custom digital.

35

# MHGE Professional Overview

- Leading provider of medical, technical, business and educational content and training solutions in digital and print formats for students and professionals
  - Provides timely and authoritative mission critical information solutions to customers around the world through the release of approximately 650 titles per year
  - Distinguished authors and prestigious brands represent some of the best-selling professional publications such as *Harrison's Principles of Internal Medicine*, *Perry's Chemical Engineers' Handbook* and *Graham & Dodd's Security Analysis*
- Products include eBooks, digital subscription services and print products
  - Over 7,000 eBooks on multiple devices such as the Kindle, Nook and iPad
  - More than 200 medical, test prep and business mobile applications for the iPhone
  - Growing provider of subscription-based digital information solutions (~95% annual retention rates) to more than 2,000 institutional customers
- Increasing EBITDA margins from transition to digital
  - eBooks priced at parity to print books and with lower costs related to printing, distribution and warehousing, EBITDA margins are expected to rise as digital sales increase

**Cash Revenue**

($ in millions)



$131
$128
$125
$121
2011
2012
2013
LTM 3/31/14

**Post-Plate Adj. Cash EBITDA(1)**

($ in millions)



$28
$30
$32
$31
22%
23%
26%
26%
2011
2012
2013
LTM 3/31/14
Margin

(1) Excludes adjustments for pre-acquisition ALEKS Post-Plate Adj. Cash EBITDA and cost savings for identified initiatives.

**Digital Cash Revenue**

($ in millions)



'11-'13 CAGR: 23%
$34
$48
$52
$51
26%
37%
42%
42%
2011
2012
2013
LTM 3/31/14
% of Professional Cash Revenue

36

# MHGE International Overview

McGraw Hill Education

- Serves the post-secondary, professional and primary education markets globally in over 60 languages and over 150 countries
  - Leverages the Company's global scale, brand recognition and extensive high-quality product portfolio, including content, tools, services and expertise from the domestic businesses
    - 2/3 of revenue generated from unmodified or slightly modified U.S. products
- Leading market shares and strong brand equity across many high growth, developing geographies
  - Over 50% of revenues derived from emerging markets
- Significant opportunity to leverage brand, content and sales force to expand into adjacent educational services such as teacher training and English-based learning platforms
- Recruited a new President and CFO in April and August 2013, respectively, to lead a comprehensive operational reorganization plan and transition the business towards long-term profitable growth
  - Weak management and lack of coherent strategy prior to Apollo ownership
  - Comprehensive restructuring plan now in process

## Cash Revenue

($ in millions)



$403
$372
$355
$345
2011
2012
2013
LTM 3/31/14

## Post-Plate Adj. Cash EBITDA(1)

($ in millions)



$51
$47
$42
$42
13%
13%
12%
12%
2011
2012
2013
LTM 3/31/14
Margin

(1) Excludes adjustments for pre-acquisition ALEKS Post-Plate Adj. Cash EBITDA and cost savings for identified initiatives.

## Digital Cash Revenue

($ in millions)



'11-'13 CAGR: 65%
$9
$14
$25
$26
2%
4%
7%
8%
2011
2012
2013
LTM 3/31/14
% of International Cash Revenue

37